Exhibit 21.1
LIST OF SUBSIDIARIES
1010-1016 MARKET STREET REALTY GP, LLC, a Pennsylvania limited liability company
1010-1016 MARKET STREET REALTY, LP, a Pennsylvania limited partnership
1018 MARKET STREET REALTY GP, LLC, a Pennsylvania limited liability company
1018 MARKET STREET REALTY, LP    , a Pennsylvania limited partnership
1020-1024 MARKET STREET REALTY GP, LLC, a Pennsylvania limited liability company
1020-1024 MARKET STREET REALTY, LP, a Pennsylvania limited partnership
2013 BRONX VENTURE LLC, a Delaware limited liability company
443 WABASH MAB LLC, a Delaware limited liability company
443 WABASH MA OWNER LLC, a Delaware limited liability company
801 4-6 FEE OWNER GP LLC, a Delaware limited liability company
801 4-6 FEE OWNER LP, a Delaware limited partnership
801 4-6 MEZZ GP LLC, a Delaware limited liability company
801 4-6 MEZZ LP, a Delaware limited partnership
801 C-3 FEE OWNER GP LLC, a Delaware limited liability company
801 C-3 FEE OWNER LP, a Delaware limited partnership
801 C-3 MEZZ GP LLC, a Delaware limited liability company
801 C-3 MEZZ LP, a Delaware limited partnership
801-GALLERY ASSOCIATES, L.P., a Pennsylvania limited partnership
801-GALLERY C-3 ASSOCIATES, L.P., a Pennsylvania limited partnership
801-GALLERY C-3 GP, LLC, a Pennsylvania limited liability company
801-GALLERY C-3 MT, L.P., a Pennsylvania limited partnership
801-GALLERY GP, LLC, a Pennsylvania limited liability company
801-GALLERY OFFICE ASSOCIATES, L.P., a Pennsylvania limited partnership
801-GALLERY OFFICE GP, LLC, a Pennsylvania limited liability company
801-GALLERY OFFICE MT, L.P., a Pennsylvania limited partnership
801 MARKET VENTURE GP LLC, a Delaware limited liability company
801 MARKET VENTURE LP, a Delaware limited partnership
801-TENANT C-3 MANAGER, LLC, a Pennsylvania limited liability company
801-TENANT OFFICE MANAGER, LLC, a Pennsylvania limited liability company
AM TYSONS LLC, a Delaware limited liability company

ARROWHEAD REIT LLC, a Delaware limited liability company
ARROWHEAD TOWNE CENTER LLC, a Delaware limited liability company
BILTMORE SHOPPING CENTER PARTNERS LLC, an Arizona limited liability company
BROAD RAFAEL ASSOCIATES (LIMITED PARTNERSHIP), a Pennsylvania limited partnership
BROAD RAFAEL PROPERTIES CORP., a Delaware corporation
BROOKLYN KINGS PLAZA LLC, a Delaware limited liability company
CAM CANDLESTICK LLC, a Delaware limited liability company
CAM-CARSON LLC, a Delaware limited liability company
CAMELBACK SHOPPING CENTER LIMITED PARTNERSHIP, an Arizona limited partnership
CAM NY 2013 LLC, a Delaware limited liability company
CANDLESTICK CENTER LLC, a Delaware limited liability company
CAPITOLA MALL LLC, a Delaware limited liability company
CCP 1998 BONDS LLC, a Delaware limited liability company
CCP VALENCIA LLC, a Delaware limited liability company
CHANDLER SOLAR LLC, a Delaware limited liability company
CHICAGO 500 NORTH MICHIGAN LLC, a Delaware limited liability company
COOLIDGE HOLDING LLC, an Arizona limited liability company
CORTE MADERA VILLAGE, LLC, a Delaware limited liability company
COUNTRY CLUB PLAZA JV LLC, a Delaware limited liability company
COUNTRY CLUB PLAZA KC PARTNERS LLC, a Delaware limited liability company
DANBURY MALL, LLC, a Delaware limited liability company
DB HOLDINGS LLC, a Delaware limited liability company
DELIV, INC., a Delaware corporation
DEPTFORD MALL ASSOCIATES L.L.C., a New Jersey limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
EAST MESA ADJACENT LLC, a Delaware limited liability company
EAST MESA LAND, L.L.C., a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FASHION OUTLETS II LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company
FLAGSTAFF MALL ASSOCIATES LLC, a Delaware limited liability company
FLAGSTAFF MALL SPE LLC, a Delaware limited liability company
FLATIRON PROPERTY HOLDING, L.L.C., a Delaware limited liability company

FOC ADJACENT LLC, a Delaware limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD I, LLC, a Delaware limited liability company
FREEHOLD I SPC, INC., a Delaware corporation
FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership
FREEHOLD CHANDLER TRUST LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, L.P., a New Jersey limited partnership
FRMR B LLC, a Delaware limited liability company
FRMR, INC., a New Jersey corporation
GPM GP LLC, a Delaware limited liability company
GRANITE MALL GP, LLC, a Delaware limited liability company
GREAT NORTHERN HOLDINGS, LLC, a Delaware limited liability company
GREAT NORTHERN SPE, LLC, a Delaware limited liability company
GREEN ACRES ADJACENT LLC, a Delaware limited liability company
GREEN TREE MALL LLC, a Delaware limited liability company
HUDSON PROPERTIES, L.P., a Delaware limited partnership
HUDWIL I, LLC, a Delaware limited liability company
HUDWIL I SPC, INC., a Delaware corporation
HUDWIL IV, LLC, a Delaware limited liability company
HUDWIL IV SPC, INC., a Delaware corporation
INLAND SOLAR LLC, a Delaware limited liability company
JAREN ASSOCIATES #4, an Arizona general partnership
KEYSTONE PHILADELPHIA PROPERTIES, L.P., a Pennsylvania limited partnership
KIERLAND COMMONS INVESTMENT LLC, a Delaware limited liability company
KIERLAND COMMONS TRADENAME LLC, a Delaware limited liability company
KIERLAND GREENWAY, LLC, a Delaware limited liability company
KIERLAND TOWER LOFTS, LLC, a Delaware limited liability company
KINGS PLAZA ENERGY LLC, a Delaware limited liability company
KINGS PLAZA GROUND LEASE LLC, a Delaware limited liability company
KITSAPARTY, a Washington non-profit corporation
KTL INVESTMENT LLC, a Delaware limited liability company
LA SANDIA SANTA MONICA LLC, a Delaware limited liability company

LIGHTSTONE BRONX VENTURE LLC, a Delaware limited liability company
LIGHTSTONE BRONX VENTURE HOLDINGS LLC, a Delaware limited liability company
MAC CASCADE LLC, a Delaware limited liability company
MAC CROSS COURT LLC, a Delaware limited liability company
MACD LLC, a Delaware limited liability company
MACDAN CORP., a Delaware corporation
MACDB CORP., a Delaware corporation
MACERICH 443 WABASH SPE LLC, a Delaware limited liability company
MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company
MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company
MACERICH ARROWHEAD LLC, a Delaware limited liability company
MACERICH ARROWHEAD HOLDINGS LLC, a Delaware limited liability company
MACERICH ATLAS LLC, a Delaware limited liability company
MACERICH BILTMORE CI, LLC, a Delaware limited liability company
MACERICH BILTMORE MM, LLC, a Delaware limited liability company
MACERICH BILTMORE OPI, LLC, a Delaware limited liability company
MACERICH BUENAVENTURA GP CORP., a Delaware corporation
MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership
MACERICH CAPITOLA ADJACENT GP LLC, a Delaware limited liability company
MACERICH CAPITOLA ADJACENT LIMITED PARTNERSHIP, a Delaware limited partnership
MACERICH CASA GRANDE MEMBER LLC, a Delaware limited liability company
MACERICH CCP LLC, a Delaware limited liability company
MACERICH CCP VALENCIA LLC, a Delaware limited liability company
MACERICH CERRITOS, LLC, a Delaware limited liability company
MACERICH CERRITOS ADJACENT, LLC, a Delaware limited liability company
MACERICH CERRITOS HOLDINGS LLC, a Delaware limited liability company
MACERICH CERRITOS MALL CORP., a Delaware corporation
MACERICH CHICAGO FASHION OUTLETS LLC, a Delaware limited liability company
MACERICH CM VILLAGE GP CORP., a Delaware corporation
MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership
MACERICH COTTONWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH CROSS COUNTY SECURITY LLC, a Delaware limited liability company
MACERICH CROSSROADS PLAZA HOLDINGS GP CORP., a Delaware corporation

MACERICH CROSSROADS PLAZA HOLDINGS LP, a Delaware limited partnership
MACERICH DEPTFORD LLC, a Delaware limited liability company
MACERICH DEPTFORD II LLC, a Delaware limited liability company
MACERICH DEPTFORD GP CORP., a Delaware corporation
MACERICH DESERT SKY MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH EQ GP LLC, a Delaware limited liability company
MACERICH EQ LIMITED PARTNERSHIP, a California limited partnership
MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH FIESTA MALL ADJACENT LLC, a Delaware limited liability company
MACERICH FLATIRON LLC, a Delaware limited liability company
MACERICH FREEHOLD CHANDLER GP LLC, a Delaware limited liability company
MACERICH FRESNO ADJACENT GP CORP., a Delaware corporation
MACERICH FRESNO ADJACENT LP, a Delaware limited partnership
MACERICH FRESNO GP CORP., a Delaware corporation
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH G3 LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST GP LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST LP LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST TRS SUB LLC, a Delaware limited liability company
MACERICH GREAT FALLS GP CORP., a Delaware corporation
MACERICH HHF CENTERS LLC, a Delaware limited liability company
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH INLAND GP LLC, a Delaware limited liability company
MACERICH INLAND LP, a Delaware limited partnership
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company
MACERICH LA CUMBRE GP LLC, a Delaware limited liability company
MACERICH LA CUMBRE LP, a Delaware limited partnership
MACERICH LA CUMBRE SPE LP, a Delaware limited partnership
MACERICH LAKE SQUARE MALL LLC, a Delaware limited liability company
MACERICH LAKEWOOD GP LLC, a Delaware limited liability company
MACERICH LAKEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH LAKEWOOD LP, a Delaware limited partnership

MACERICH LUBBOCK GP CORP., a Delaware corporation
MACERICH LUBBOCK HOLDINGS LLC, a Delaware limited liability company
MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH MALL DEL NORTE HOLDINGS LLC, a Delaware limited liability company
MACERICH MANAGEMENT COMPANY, a California corporation
MACERICH MARYSVILLE HOLDINGS LLC, a Delaware limited liability company
MACERICH MERCHANTWIRED, LLC, a Delaware limited liability company
MACERICH NEW RIVER HOLDINGS LLC, a Delaware limited liability company
MACERICH NIAGARA LLC, a Delaware limited liability company
MACERICH NORTH BRIDGE LLC, a Delaware limited liability company
MACERICH NORTHGATE GP I LLC, a Delaware limited liability company
MACERICH NORTHGATE GP II LLC, a Delaware limited liability company
MACERICH NORTHGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NORTH PARK MALL LLC, a Delaware limited liability company
MACERICH NORTHRIDGE LP, a California limited partnership
MACERICH NORTHWESTERN ASSOCIATES, a California general partnership
MACERICH OAKS ADJACENT LLC, a Delaware limited liability company
MACERICH OAKS GP CORP., a Delaware corporation
MACERICH OAKS LP, a Delaware limited partnership
MACERICH ONE SCOTTSDALE LLC, a Delaware limited liability company
MACERICH PANORAMA GP LLC, a Delaware limited liability company
MACERICH PANORAMA LP, a Delaware limited partnership
MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PPR GP LLC, a Delaware limited liability company
MACERICH PROPERTY EQ GP CORP., a Delaware corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH PVIC ADJACENT LLC, an Arizona limited liability company
MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation
MACERICH QUEENS JV GP LLC, a Delaware limited liability company
MACERICH QUEENS JV LP, a Delaware limited partnership
MACERICH RIDGMAR LLC, a Delaware limited liability company
MACERICH SANTAN PHASE 2 SPE LLC, a Delaware limited liability company

MACERICH SCG GP CORP., a Delaware corporation
MACERICH SCG GP LLC, a Delaware limited liability company
MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership
MACERICH SJV LLC, a Delaware limited liability company
MACERICH SMP GP LLC, a Delaware limited liability company
MACERICH SMP LP, a Delaware limited partnership
MACERICH SOLAR LLC, a Delaware limited liability company
MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP I LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP II LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS GP III LLC, a Delaware limited liability company
MACERICH SOUTH PLAINS LP, a Delaware limited partnership
MACERICH SOUTH PLAINS MEMBER LP, a Delaware limited partnership
MACERICH SOUTH PLAINS MEZZ LP, a Delaware limited partnership
MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE GP LLC, a Delaware limited liability company
MACERICH SOUTH TOWNE LIMITED PARTNERSHIP, a California limited partnership
MACERICH ST MARKETPLACE GP LLC, a Delaware limited liability company
MACERICH ST MARKETPLACE LIMITED PARTNERSHIP, a California limited partnership
MACERICH STONEWOOD, LLC, a Delaware limited liability company
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH STONEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH SUNLAND PARK HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION ADJACENT HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION LAND HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH TRUST LLC, a Delaware limited liability company
MACERICH TWC II CORP., a Delaware corporation
MACERICH TWC II LLC, a Delaware limited liability company
MACERICH TWENTY NINTH STREET LLC, a Delaware limited liability company
MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH TYSONS CORNER HOTEL TRS LLC, a Delaware limited liability company
MACERICH VALLE VISTA HOLDINGS LLC, a Delaware limited liability company

MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY GP LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY LP, a Delaware limited partnership
MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a Delaware limited partnership
MACERICH VV GP LLC, a Delaware limited liability company
MACERICH VV SPE LP, a Delaware limited partnership
MACERICH WALLEYE LLC, a Delaware limited liability company
MACERICH WASHINGTON SQUARE PETALUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH WESTSIDE GP CORP., a Delaware corporation
MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership
MACERICH WESTSIDE PAVILION PROPERTY LLC, a Delaware limited liability company
MACERICH WHITTWOOD HOLDINGS GP CORP., a Delaware corporation
MACERICH WHITTWOOD HOLDINGS LP, a Delaware limited partnership
MACERICH WRLP CORP., a Delaware corporation
MACERICH WRLP LLC, a Delaware limited liability company
MACERICH WRLP II CORP., a Delaware corporation
MACERICH WRLP II L.P., a Delaware limited partnership
MACERICH YUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH ZETA HOLDINGS LLC, a Delaware limited liability company
MACJ, LLC, a Delaware limited liability company
MAC NORTHRIDGE GP LLC, a Delaware limited liability company
MACPT LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company
MACWH, LP, a Delaware limited partnership
MACW MALL MANAGEMENT, INC., a New York corporation
MACWPII LLC, a Delaware limited liability company
MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MALL MAINTENANCE CORPORATION, a Pennsylvania non-profit corporation
MALL MAINTENANCE CORPORATION II, a Pennsylvania non-profit corporation
MERCHANTWIRED, LLC, a Delaware limited liability company
MPLP MSR LP, a Delaware limited partnership

MP MSR GP LLC, a Delaware limited liability company
MP MSR LP LLC, a Delaware limited liability company
MS PORTFOLIO LLC, a Delaware limited liability company
MVRC HOLDING LLC, a Delaware limited liability company
MW INVESTMENT GP CORP., a Delaware corporation
MW INVESTMENT LP, a Delaware limited partnership
NEW LAKE LLC, a Delaware limited liability company
NEW RIVER ASSOCIATES LLC, a Delaware limited liability company
NORTH BRIDGE CHICAGO LLC, a Delaware limited liability company
NORTHGATE MALL ASSOCIATES, a California general partnership
NORTH VALLEY PLAZA ASSOCIATES, a California general partnership
NSHE MAHWAH, LLC, an Arizona limited liability company
ONE SCOTTSDALE INVESTORS LLC, a Delaware limited liability company
PACIFIC PREMIER RETAIL LLC, a Delaware limited liability company
PACIFIC PREMIER RETAIL TRUST LLC, a Delaware limited liability company
PARADISE VALLEY MALL SPE LLC, a Delaware limited liability company
PARADISE WEST #1, L.L.C., an Arizona limited liability company
PEI MSR GP I LLC, a Pennsylvania limited liability company
PEI MSR GP II LLC, a Pennsylvania limited liability company
PEI MSR GP III LLC, a Pennsylvania limited liability company
PEI MSR LP LLC, a Pennsylvania limited liability company
PEI MSR I LP, a Pennsylvania limited partnership
PEI MSR II LP, a Pennsylvania limited partnership
PEI MSR III LP, a Pennsylvania limited partnership
PHXAZ/KIERLAND COMMONS, L.L.C., a Delaware limited liability company
PM 833 MARKET MEZZ GP LLC, a Delaware limited liability company
PM 833 MARKET MEZZ LP, a Delaware limited partnership
PM GALLERY LP, a Delaware limited partnership
PPR LAKEWOOD ADJACENT, LLC, a Delaware limited liability company
PPR SQUARE TOO LLC, a Delaware limited liability company
PPR WASHINGTON SQUARE LLC, a Delaware limited liability company
PPRT SOLAR LLC, a Delaware limited liability company
PPRT TRUST LLC, a Delaware limited liability company

PR 907 MARKET LP, a Delaware limited partnership
PR GALLERY I LIMITED PARTNERSHIP, a Pennsylvania limited partnership
PROPCOR ASSOCIATES, an Arizona general partnership
PROPCOR II ASSOCIATES, LLC, an Arizona limited liability company
QUEENS CENTER PLEDGOR LLC, a Delaware limited liability company
QUEENS CENTER REIT LLC, a Delaware limited liability company
QUEENS CENTER SPE LLC, a Delaware limited liability company
QUEENS JV GP LLC, a Delaware limited liability company
QUEENS JV LP, a Delaware limited partnership
RACEWAY ONE, LLC, a New Jersey limited liability company
RACEWAY TWO, LLC, a New Jersey limited liability company
RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company
RN 116 COMPANY, L.L.C., a Delaware limited liability company
RN 120 COMPANY, L.L.C., a Delaware limited liability company
RN 124/125 COMPANY, L.L.C., a Delaware limited liability company
RN 540 HOTEL COMPANY L.L.C., a Delaware limited liability company
ROTTERDAM SQUARE, LLC, a Delaware limited liability company
SAN TAN SOLAR LLC, a Delaware limited liability company
SANTAN VILLAGE PHASE 2 LLC, an Arizona limited liability company
SARWIL ASSOCIATES, L.P., a New York limited partnership
SARWIL ASSOCIATES II, L.P., a New York limited partnership
SCOTTSDALE FASHION ADJACENT LLC, a Delaware limited liability company
SCOTTSDALE FASHION OFFICE LLC, a Delaware limited liability company
SCOTTSDALE FASHION SQUARE LLC, a Delaware limited liability company
SCOTTSDALE FASHION SQUARE PARTNERSHIP, an Arizona general partnership
SDG MACERICH PROPERTIES, L.P., a Delaware limited partnership
SHOPPINGTOWN MALL HOLDINGS, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, LLC, a Delaware limited liability company
SHOPPINGTOWN MALL, L.P., a Delaware limited partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM PORTFOLIO LIMITED PARTNERSHIP, a Delaware limited partnership
SM VALLEY MALL, LLC, a Delaware limited liability company
SOUTH PLAINS LP, a Delaware limited partnership

SOUTHRIDGE ADJACENT, LLC, a Delaware limited liability company
SUPERSTITION SPRINGS HOLDING LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE MARKET AT ESTRELLA FALLS LLC, an Arizona limited liability company
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TM TRS HOLDING COMPANY LLC, a Delaware limited liability company
TOWNE MALL, L.L.C., a Delaware limited liability company
TWC CHANDLER LLC, a Delaware limited liability company
TWC LIMITED PARTNER LLC, a Delaware limited liability company
TWC SCOTTSDALE CORP., an Arizona corporation
TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company
TWC TUCSON, LLC, an Arizona limited liability company
TYSONS CORNER LLC, a Virginia limited liability company
TYSONS CORNER HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER HOTEL I LLC, a Delaware limited liability company
TYSONS CORNER HOTEL PLAZA LLC, a Delaware limited liability company
TYSONS CORNER OFFICE I LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY HOLDINGS II LLC, a Delaware limited liability company
TYSONS CORNER PROPERTY LLC, a Virginia limited liability company
TYSONS CORNER RESIDENTIAL I LLC, a Delaware limited liability company
VALLEY STREAM GA MEZZANINE LLC, a Delaware limited liability company
VALLEY STREAM GREEN ACRES LLC, a Delaware limited liability company
WALLEYE LLC, a Delaware limited liability company
WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company
WALLEYE TRS HOLDCO, INC., a Delaware corporation
WALTON RIDGMAR, G.P., L.L.C., a Delaware limited liability company
WEST ACRES DEVELOPMENT, LLP, a North Dakota limited liability partnership
WESTCOR 303 CPC LLC, an Arizona limited liability company
WESTCOR 303 RSC LLC, an Arizona limited liability company
WESTCOR 303 WCW LLC, an Arizona limited liability company
WESTCOR/303 AUTO PARK LLC, an Arizona limited liability company

WESTCOR/303 LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON MOTORPLEX LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON RETAIL LLC, an Arizona limited liability company
WESTCOR/CASA GRANDE LLC, an Arizona limited liability company
WESTCOR/COOLIDGE LLC, an Arizona limited liability company
WESTCOR/GILBERT, L.L.C., an Arizona limited liability company
WESTCOR/GILBERT PHASE 2 LLC, an Arizona limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR GOODYEAR PC LLC, an Arizona limited liability company
WESTCOR GOODYEAR RSC LLC, an Arizona limited liability company
WESTCOR MARANA LLC, an Arizona limited liability company
WESTCOR/MERIDIAN LLC, an Arizona limited liability company
WESTCOR ONE SCOTTSDALE LLC, an Arizona limited liability company
WESTCOR/PARADISE RIDGE, L.L.C., an Arizona limited liability company
WESTCOR/QUEEN CREEK LLC, an Arizona limited liability company
WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company
WESTCOR SANTAN HOLDINGS LLC, a Delaware limited liability company
WESTCOR SANTAN VILLAGE LLC, a Delaware limited liability company
WESTCOR SURPRISE CPC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC LLC, an Arizona limited liability company
WESTCOR SURPRISE WCW LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WESTCOR/SURPRISE AUTO PARK LLC, an Arizona limited liability company
WESTCOR TRS LLC, a Delaware limited liability company
WESTDAY ASSOCIATES LLC, a Delaware limited liability company
WESTPEN ASSOCIATES LLC, a Delaware limited liability company
WILSAR, LLC, a Delaware limited liability company
WILSAR SPC, INC., a Delaware corporation
WILTON MALL, LLC, a Delaware limited liability company
WILTON SPC, INC., a Delaware corporation
WMAP, L.L.C., a Delaware limited liability company
WMGTH, INC., a Delaware corporation

WM INLAND ADJACENT LLC, a Delaware limited liability company
WM INLAND LP, a Delaware limited partnership
WM INLAND INVESTORS IV GP LLC, a Delaware limited liability company
WM INLAND INVESTORS IV LP, a Delaware limited partnership
WM INLAND (MAY) IV, L.L.C., a Delaware limited liability company
WM RIDGMAR, L.P., a Delaware limited partnership
WP CASA GRANDE RETAIL LLC, an Arizona limited liability company
ZENGO RESTAURANT SANTA MONICA LLC, a Delaware limited liability company